Exhibit 10.25
Summary of Non-Employee Director Compensation

Non-Employee		Fee for meetings
Director	Annual Fee	attended in person	Committee service fee
Stephen Humphreys, Chairman	$20,000	$1,000, plus reimbursement of travel expenses	$4,000 for nominating committee chairmanship Prorated portion of $2,000 fee for compensation committee membership Prorated portion of $5,000 fee for audit committee membership
Manuel Cubero	$10,000	$1,000, plus reimbursement of travel expenses	$2,000 for compensation committee membership
Hagen Hultzsch	$10,000	$1,000, plus reimbursement of travel expenses	$5,000 for audit committee membership $2,000 for nominating committee membership
Oystein Larson	$10,000	$1,000, plus reimbursement of travel expenses
Ng Poh Chuan	$10,000	$1,000, plus reimbursement of travel expenses	$5,000 for audit committee membership
Simon Turner	$10,000	$1,000, plus reimbursement of travel expenses	$10,000 for audit committee chairmanship $2,000 for compensation committee membership $2,000 for nominating committee membership
Andrew Vought	$10,000	$1,000, plus reimbursement of travel expenses	$5,000 for audit committee membership $4,000 for compensation committee chairmanship